UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 13, 2007

GREAT LAKES BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14879	94-3078031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2421 Main Street, Buffalo, New York 14214
(Address of principal executive offices)

Registrant's telephone number, including area code:	(716) 961-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 13, 2007, Great Lakes Bancorp, Inc. (the “Company”) issued a press release relating to its financial results for the quarter ended December 31, 2006 that is furnished with this report as Exhibit 99.1.

Item 8.01	Other Events

The Company has set May 15, 2007 as the date for its next annual meeting of shareholders and March 30, 2007 as the record date for determining those shareholders entitled to vote at the shareholder meeting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Great Lakes Bancorp, Inc., dated February 13, 2007, relating to its financial results for the quarter ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES BANCORP, INC.

Date: February 14, 2007	By:	/s/ Michael J. Rogers
Michael J. Rogers
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)